Exhibit 10.4

AMENDMENT TO CREDIT AGREEMENTS

          AMENDMENT dated as of October 31, 2007 to (i) the Five-Year Credit Agreement dated as of October 21, 2005, as amended, among General Mills, Inc., as borrower, the several financial institutions from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, and (ii) the Five-Year Credit Agreement dated as of October 9, 2007 among General Mills, Inc., as borrower, the several financial institutions from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (the Five-Year Credit Agreements referred to in (i) and (ii) above, collectively, the “Agreements”).

          The parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreements shall have the meaning assigned to such term in the Agreements. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in any Agreement shall from and after the date hereof refer to such Agreement as amended hereby.

          SECTION 2. Amendments. Section 6.03(a) of each Agreement is amended to read in its entirety as follows:

          (a) of the occurrence of any Default or Event of Default;

          SECTION 3. Representations and Warranties. The Company hereby represents and warrants that as of the date hereof and after giving effect hereto:

          (a) no Default has occurred and is continuing; and

          (b) each representation and warranty of the Company set forth in each Agreement after giving effect to this Amendment is true and correct as though made on and as of such date.

          SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          Section 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as to each Agreement as of the date hereof when such Administrative Agent shall have received duly executed counterparts hereof signed by the Company and the Majority Banks under such Agreement.

GENERAL MILLS, INC.

By:	/s/ Daralyn B. Peifer

Name: Daralyn B. Peifer
Title: Vice President, Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Bank

By:	/s/ Tony Yung

Name: Tony Yung
Title: Vice President

ABN AMRO BANK N.V.

By:	/s/ Michele Costello

Name: Michele Costello
Title: Director

By:	/s/ Brendan Korb

Name: Brendan Korb
Title: Director

Bank of America, N.A.

By:	/s/ David L. Catherall

Name: David L. Catherall
Title: Senior Vice President

THE BANK OF NEW YORK

By:	/s/ John T. Smathers

Name: John T. Smathers
Title: Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ Victor Pierzchalski

Name: Victor Pierzchalski
Title: Vice President & Manager

BARCLAYS BANK PLC

By:	/s/ David Barton

Name: David Barton
Title: Associate Director

BNP Paribas

By:	/s/ Andrew Strait

Name: Andrew Strait
Title: Managing Director

By:	/s/ Michael Pearce

Name: Michael Pearce
Title: Director

CALYON NEW YORK BRANCH

By:	/s/ Greg Hennenfent

Name: Greg Hennenfent
Title: Director

By:	/s/ Blake Wright

Name: Blake Wright
Title: Managing Director

CITIBANK, N.A.

By:	/s/ Richard M. Levin

Name: Richard M. Levin
Title: Vice President

COÖPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.,
“ROBOBANK INTERNATIONAL” NEW
YORK BRANCH

By:	/s/ Peter Glawe

Name: Peter Glawe
Title: Vice President

By:	/s/ Rebecca Morrow

Name: Rebecca Morrow
Title: Executive Director

CREDIT SUISSE, Cayman Islands Branch

By:	/s/ Karl Studer

Name: Karl Studer
Title: Director

By:	/s/ Alain Schmid

Name: Alain Schmid
Title: Assistant Vice President

DEUTCHE BANK AG New York Branch
As Documentation Agent and as a Bank

By:	/s/ Frederick W. Laird

Name: Frederick W. Laird
Title: Managing Director

By:	/s/ Heidi Sandquist

Name: Heidi Sandquist
Title: Vice President

LEHMAN BROTHERS COMMERCIAL BANK

By:	/s/ Brian McNany

Name: Brian McNany
Title: Authorized Signatory

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Ahuva Schwager

Name: Ahuva Schwager
Title: Authorized Signatory

MELLON BANK, N.A.

By:	/s/ John T. Smathers

Name: John T. Smathers
Title: First Vice President

Merrill Lynch Bank USA

By:	/s/ David Millett

Name: David Millett
Title: Vice President

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Hidekatsu Take

Name: Hidekatsu Take
Title: Deputy General Manager

MORGAN STANLEY BANK

By:	/s/ Daniel Twenge

Name: Daniel Twenge
Title: Authorized Signatory

SUMITOMO MITSUI BANKING
CORPORATION

By:	/s/ Yoshihiro Hyakutome

Name: Yoshihiro Hyakutome
Title: General Manager

SunTrust Bank

By:	/s/ Hugh E. Brown

Name: Hugh E. Brown
Title: Director

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:	/s/ Allison S. Gelfman

Name: Allison S. Gelfman
Title: Vice President and Senior Banker

U.S. Bank National Association

By:	/s/ Karen Weathers

Name: Karen Weathers
Title: Vice President